EXHIBIT 10.1

EXECUTION VERSION

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
THIS FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT (the “Amendment”), dated as of November 1, 2019, to the Credit Agreement referred to below is by and among GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS, LP, a Delaware limited partnership (the “Borrower”), GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC., a Maryland corporation (the “Parent”), the Subsidiary Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto, including, without limitation, the Person identified on the signature pages hereto as the New Lender and which has agreed to provide certain of the First Amendment Increases (as defined below) (the “New Lender”) and such existing Lenders which have agreed to provide certain of the First Amendment Increases (the “Increasing Lenders”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer and KEYBANK, NATIONAL ASSOCIATION, as an L/C Issuer.
W I T N E S E T H
WHEREAS, a $250,000,000 term loan credit facility and a $150,000,000 revolving credit facility were established pursuant to that Credit Agreement dated as of November 28, 2018 (amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Parent, the Subsidiary Guarantors party thereto, the Lenders identified therein, Bank of America, N.A., as Administrative Agent, a Swing Line Lender and an L/C Issuer and KeyBank, National Association, as an L/C Issuer;
WHEREAS, the Borrower has requested an increase in (i) the Term Loan Facility in an aggregate amount equal to $45,000,000 in the form of an incremental term loan (the “First Incremental Term Loan”) and (ii) the Revolving Facility in an aggregate amount equal to $85,000,000 (the “First Incremental Revolving Increase” and, together with the First Incremental Term Loan, the “First Amendment Increases”), in each case, pursuant to the provisions to Section 2.01(e) of the Credit Agreement and the New Lender and the Increasing Lenders, as applicable, have agreed to provide such First Amendment Increases in accordance with Schedule 2.01 of the Credit Agreement as set forth on Annex I hereto; and
WHEREAS, the Lenders party to this Amendment (constituting the Required Lenders) have agreed to make such amendments on the terms and conditions provided herein;
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.    Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement. Section references are to sections and subsections in the Credit Agreement.
Section 2.    Amendments. Subject to the terms and conditions provided herein, the Credit Agreement is modified in the following respects.
2.1        The title page to the Credit Agreement is hereby amended by deleting “MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED” and inserting “BOFA SECURITIES, INC.” in lieu thereof.
2.2        The Table of Contents to the Credit Agreement is hereby amended by (i) deleting “5.22 Collateral Documents” and inserting “5.22 Reserved” in lieu thereof and (ii) inserting a new section 10.26 entitled “Acknowledgment Regarding Any Supported QFCs”.

2.3        The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
““BofA Securities” means BofA Securities, Inc., together with its successors.
“First Amendment” means that certain First Amendment and Commitment Increase Agreement, dated as of the First Amendment Effective Date, by and among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent.
“First Amendment Effective Date” means November 1, 2019.
“First Incremental Revolving Increase” means that Incremental Revolving Increase set forth in the First Amendment.
“First Incremental Term Loan” has the meaning provided in Section 2.01(d).
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York for the purpose of recommending a benchmark rate to replace LIBOR in loan agreements similar to this Agreement.
“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) and, in each case, that has been selected or recommended by the Relevant Governmental Body.
“SOFR-Based Rate” means SOFR or Term SOFR.
“Swing Line Commitment” means, with respect to the Swing Line Lender, the commitment of the Swing Line Lender to make Swing Line Loans in Dollars, and with respect to each Revolving Lender, the commitment of such Revolver Lender to purchase participation interests in Swing Line Loans in Dollars.
“Term SOFR” means the forward-looking term rate for any period that is approximately (as determined by the Administrative Agent) as long as any of the Interest Period options set forth in the definition of “Interest Period” and that is based on SOFR and that has been selected or recommended by the Relevant Governmental Body, in each case as published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion.
2.4        Section 1.01 of the Credit Agreement is hereby amended by:

(i)     deleting “MLPFS” and inserting “BofA Securities” in lieu thereof in the definition of “Agent-Related Persons”;

(ii)     deleting “Section 2.01(d)” and inserting “Section 2.01(e)” in lieu thereof in the definition of “Aggregate Revolving Committed Amount”;

(iii)    deleting “MLPFS” and inserting “BofA Securities” in lieu thereof in the definition of “Arranger”;

(iv)    deleting “2017” and inserting “2018” in lieu thereof in the definition of “Audited Financial Statements”;

(v)     deleting each instance of “subsidiary” and inserting “Subsidiary” in lieu thereof in the definition of “Consolidated Net Income”;

(vi)    deleting “, including” from the definition of “Disposition”;

(vii)    deleting “Section 2.01(d)” and inserting “Section 2.01(e)” in lieu thereof in the definition of “Lender Joinder Agreement”;

(viii)    (a) deleting “other administrative matters” and inserting “other technical administrative or operational matters” in lieu thereof in the definition of “LIBOR Successor Rate Conforming Changes” and (b) inserting “and implementation” immediately after “to reflect the adoption” in the definition of “LIBOR Successor Rate Conforming Changes”;

(ix)     deleting “the” immediately before “any Consolidated Party” in the definition of “Multiemployer Plan”;

(x)     (a) deleting “The initial Revolving Commitment Percentages” and inserting “The Revolving Commitment Percentages” in lieu thereof in the definition of “Revolving Commitment Percentage” and (b) deleting “Closing Date” and inserting “First Amendment Effective Date and may be updated from time to time” in lieu thereof in the definition of “Revolving Commitment Percentage”;

(xi)    (a) deleting “The initial Revolving Commitment Percentages” and inserting “The Revolving Commitment Percentages” in lieu thereof in the definition of “Revolving Committed Amount” and (b) deleting “Closing Date” and inserting “First Amendment Effective Date” in lieu thereof in the definition of “Revolving Committed Amount”;

(xii)    deleting “Closing Date” and inserting “First Amendment Effective Date” in lieu thereof in the definition of “Term Loan Commitment Percentage”; and

(xiii)    inserting “and was” immediately after “Section 6.16” in the definition of “Unencumbered Property”.

2.5        The following definitions set forth in Section 1.01 of the Credit Agreement are hereby amended and restated in their entireties to read as follows:
““Commitment” means (a) with respect to each Lender, (i) the Revolving Commitment of such Lender and (ii) the Term Loan Commitment of such Lender, (b) with respect to each L/C Issuer, the L/C Commitment of such L/C Issuer and (c) with respect to the Swing Line Lender, the Swing Line Commitment of the Swing Line Lender, in each case, as the context requires.
“Eurodollar Rate” means:
(a)    for any Interest Period with respect to a Eurodollar Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and
(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at approximately 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits with a term of one month commencing that day;
provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied as otherwise reasonably determined by the Administrative Agent; and if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Credit Agreement.
Notwithstanding anything to the contrary in this Agreement or any other Credit Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:

(i)
adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary, or

(ii)
the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide LIBOR after such specific date (such specific date, the “Scheduled Unavailability Date”), or

(iii)
syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing LIBOR in accordance with this Section with (x) one or more SOFR-Based Rates or (y) another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (the “Adjustment;” and any such proposed rate, a “LIBOR Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders (A) in the case of an amendment to replace LIBOR with a rate described in clause (x), object to the Adjustment; or (B) in the case of an amendment to replace LIBOR with a rate described in clause (y), object to such amendment; provided that for the avoidance of doubt, in the case of clause (A), the Required Lenders shall not be entitled to object to any SOFR-Based Rate contained in any such amendment. Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.
If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Loans shall be suspended, (to the extent of the affected Eurodollar Loans or Interest Periods), and (y) the Eurodollar Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Loans (to the extent of the affected Eurodollar Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.
Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.
In connection with the implementation of a LIBOR Successor Rate, the Administrative Agent will have the right to make LIBOR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such LIBOR Successor Conforming Changes to the Lenders reasonably promptly after such amendment becomes effective.
“Fee Letter” means that certain letter agreement dated as of September 7, 2018, among the Administrative Agent, BofA Securities (as successor to Merrill Lynch, Pierce, Fenner & Smith Incorporated) and the Parent, as amended and/or supplemented by that certain First Amendment to Fee Letter, dated as of October 22, 2018 and that certain Second Amendment to Fee Letter, dated as of November 1, 2019 (and as may be further amended, restated, supplemented or otherwise modified from time to time).
“Revolving Commitment” means, with respect to each Revolving Lender, the commitment of such Revolving Lender to make Revolving Loans and to share in the Revolving Obligations hereunder up to such Revolving Lender’s Revolving Commitment Percentage thereof. The aggregate principal amount of the Revolving Commitments of all of the Revolving Lenders as in effect on the First Amendment Effective Date is Two Hundred Thirty Five Million Dollars ($235,000,000), as increased from One Hundred Fifty Million Dollars ($150,000,000) pursuant to the First Incremental Revolving Increase.

“Term Loan Commitment” means, with respect to each Term Loan Lender, the commitment of such Term Loan Lender to make its portion of the Term Loan to the Borrower pursuant to Section 2.01(d), in the principal amount set forth opposite such Term Loan Lender’s name on Schedule 2.01; provided that, at any time after funding of a Term Loan, the determination of “Required Lender” shall also be based on the outstanding principal amount of the such Term Loan. The aggregate principal amount of the Term Loan Commitments of all of the Term Loan Lenders as in effect on the First Amendment Effective Date is Two Hundred Ninety Five Million Dollars ($295,000,000), as increased from Two Hundred Fifty Million Dollars ($250,000,000) pursuant to the First Incremental Term Loan, which for the avoidance of doubt may be reduced pursuant to Section 2.01(d) hereof.”
2.6         The definition of “MLPFS” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.
2.7         Clause (a) of Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a)    Revolving Loans. During the Commitment Period, each Revolving Lender severally agrees to make revolving credit loans (the “Revolving Loans”) to the Borrower on any Business Day; provided that after giving effect to any such Revolving Loan, (i) with regard to the Revolving Lenders collectively, the aggregate outstanding principal amount of Revolving Obligations (X) prior to the First Amendment Effective Date, shall not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) and (Y) thereafter, shall not exceed TWO HUNDRED THIRTY FIVE MILLION DOLLARS ($235,000,000), (as increased or decreased from time to time pursuant to this Credit Agreement, the “Aggregate Revolving Committed Amount”) and (ii) with regard to each Revolving Lender individually, such Lender’s Revolving Commitment Percentage of Revolving Obligations shall not exceed its respective Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans, Eurodollar Loans, or a combination thereof, as provided herein, and may be repaid and reborrowed in accordance with the provisions hereof. For the avoidance of doubt, the First Incremental Revolving Increase shall be deemed to constitute an Incremental Revolving Increase hereunder.”
2.10        Clause (d) of Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(d)    Term Loans. Each Term Loan Lender severally agrees to make its pro rata share of (i) a term loan to the Borrower in Dollars on the Closing Date in an aggregate amount of TWO HUNDRED MILLION DOLLARS ($200,000,000), (ii) a delayed-draw term loan to the Borrower in Dollars of up to FIFTY MILLION DOLLARS ($50,000,000) one additional time during the Term Loan Delayed Draw Commitment Period and (iii) an incremental term loan (such term loan, the “First Incremental Term Loan”) to the Borrower in Dollars on the First Amendment Effective Date pursuant to the First Amendment in an aggregate principal amount of FORTY FIVE MILLION DOLLARS ($45,000,000) (each, a “Term Loan”); provided, that (x) after giving effect to any such Term Loan, with regard to each Term Loan Lender individually, such Term Loan Lender’s Term Loan Commitment Percentage of the outstanding Term Loan shall not exceed its respective Term Loan Commitment and (y) for the avoidance of doubt, after the Term Loan Delayed Draw Commitment Period, whether or not the Term Loan Lenders have severally made the delayed-draw Term Loan to the Borrower set forth in clause (ii) above, any such Term Loan Lender’s unfunded Term Loan Commitment (if any) in respect of such delayed-draw Term Loan set forth in clause (ii) above shall automatically be terminated. Term Loans may consist of Base Rate Loans, Eurodollar Loans, or a combination thereof, as provided herein, and may be repaid in whole or in part at any time but amounts repaid on any Term Loan hereunder may not be reborrowed. Each such Term Loan shall be part of the same tranche. For the avoidance of doubt, the First Incremental Term Loan shall be deemed to constitute an Incremental Term Loan Facility hereunder.”
2.11        Section 2.03 of the Credit Agreement is hereby amended by inserting the following new clause (l):
“(l)    Reports. Each L/C Issuer shall provide to the Administrative Agent a list of outstanding Letters of Credit issued by it (together with type, amounts, maturity and/or cancellation date).”
2.12     The last sentence of clause (a) of Section 2.06 of the Credit Agreement is hereby amended by inserting “and to the Term Loans of the Term Loan Lenders in accordance with their respective Term Loan Commitment Percentages, as applicable” immediately after “with their respective Revolving Commitment Percentages”.
2.14        Clause (b) of Section 4.02 of the Credit Agreement is hereby amended by inserting “or Event of Default” immediately after each instance of “Default”.
2.22        Section 5.12 of the Credit Agreement is hereby amended by deleting “the” immediately before “any Consolidated Party”.
2.28        Section 6.01 of the Credit Agreement is hereby amended by deleting “Ernst & Young” in clause (a) and inserting “Deloitte LLP” in lieu thereof.
2.45        Clause (b)(iii)(C) of Section 10.07 of the Credit Agreement is hereby amended by inserting “in respect of any Revolving Commitment” immediately after “required for any assignment”.
2.47        Clause (f) of Section 10.07 of the Credit Agreement is hereby amended by inserting “Revolving” immediately before “Loans pursuant to Subsection (b) above”.
2.48        Clause (a) of Section 10.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a)    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES; PROVIDED, THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.”
2.49        Section 10.23 of the Credit Agreement is hereby amended by deleting each instance of “AMONG” and inserting “among” in lieu thereof.
2.50        A new section 10.26 to the Credit Agreement is inserted into the Credit Agreement as follows:
“10.26    Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b) As used in this Section 10.26, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”
2.51        Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex I.
Section 3.        Representations and Warranties. Each of the Credit Parties hereby represents and warrants that:
3.1    It has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby.

3.2    It has executed and delivered this Amendment and this Amendment constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by Debtor Relief Laws and subject to equitable principles.
3.3    The representations and warranties of the Credit Parties made in or pursuant to the Credit Agreement and the other Credit Documents shall be true in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) as of the date hereof, other than those representations and warranties which expressly relate to an earlier date, in which case, they were true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date.
3.4    No Default or Event of Default exists immediately before, or will exist immediately after, giving effect to this Amendment.
Section 4.     Acknowledgment, Reaffirmation and Confirmation. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Credit Party’s obligations under the Credit Documents.
Section 5.        New Lender and Increasing Lenders Acknowledgment and Agreement. Each Increasing Lender and the New Lender each acknowledge and agrees to an increase in its respective Commitments as shown on Schedule 2.01, as set forth on Annex I hereto.
Section 6.        Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of all of the following conditions precedent, each in form and substance satisfactory to the Administrative Agent and the Lenders party hereto (such date, the “First Amendment Effective Date”):
6.1     Receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders party hereto (including, without limitation, the New Lender and the Increasing Lenders).
6.2     Receipt by the Administrative Agent of new or amended and restated Notes, as applicable, for each Lender (to the extent requested by such Lender), duly executed by the Borrower to reflect the First Amendment Increases hereunder.
6.3     Receipt by the Administrative Agent of a copy of that certain Second Amendment to Fee Letter, duly executed by the Parent.
6.6     Receipt of a certificate of a responsible officer or director (as appropriate based on the applicable jurisdiction of organization) of each Credit Party as of the First Amendment Effective Date (i) attaching copies of the Organization Documents certified by a secretary or assistant secretary to be true and correct as of the date hereof (or, if such Organization Documents have not been amended, modified or supplemented since such Organization Documents were last certified and delivered to the Administrative Agent, certifying that such Organization Documents have not been amended, modified or supplemented since such delivery and remain true, correct and complete and in full force and effect as of the date hereof), (ii) attaching copies of the resolutions of its board of directors or managers (or analogous governing body) approving and adopting the transactions contemplated by this Amendment, and authorizing the execution and delivery thereof, certified by a secretary or assistant secretary to be true and correct as of the date hereof, (iii) attaching an incumbency certification identifying the responsible officers that are authorized to execute this Amendment and related documents and to act on their behalf in connection with this Amendment and the Credit Documents and (iv) attaching such documents and certifications as the Administrative Agent may reasonably require to evidence that each Credit Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in the jurisdiction of their incorporation or organization.
6.7     Receipt by the Administrative Agent and each Lender party hereto of, in each case, at least five days prior to the First Amendment Effective Date:
(a)      all documentation and other information requested by the Administrative Agent or any Lender party hereto under applicable “know your customer” or anti‑money laundering rules, regulations or policies, including the Patriot Act; and
(b)     a Beneficial Ownership Certification in relation to each Credit Party that qualifies as a “legal entity customer” under the Beneficial Ownership Certification.
6.8     Receipt of a certificate or certificates executed by a Responsible Officer of the Borrower as of the First Amendment Effective Date, stating that (i) each Credit Party is in compliance in all material respects with all existing financial obligations (whether pursuant to the terms and conditions of the Credit Agreement or otherwise), (ii) all governmental, stockholder and third party consents and approvals, if any, with respect to this Amendment and the transactions contemplated hereby have been obtained, (iii) no action, suit, investigation or proceeding is pending, or to the knowledge of the Credit Parties threatened, in any court or before any arbitrator or governmental instrumentality that purports to affect any Consolidated Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could have a Material Adverse Effect, (iv) immediately prior to and following the transactions contemplated herein, each of the Credit Parties shall be Solvent, and (v) immediately after the execution of this Amendment, (A) no Default or Event of Default exists and (B) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects), other than those representations and warranties which expressly relate to an earlier date, in which case, they were true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty was true and correct in all respects) as of such earlier date.
6.9     Receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Administrative Agent, of Clifford Chance US LLP, special New York, Delaware and Maryland counsel for the Credit Parties, addressed to the Administrative Agent and the Lenders.
Section 7.        New Lender Joinder. From and after the First Amendment Effective Date, by execution of this Amendment, the New Lender hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such Person will be deemed to be a party to the Credit Agreement and a “Term Loan Lender”, a “Revolving Lender” and a “Lender” for all purposes of the Credit Agreement, and shall have all of the rights and obligations of a Lender thereunder as if it had executed the Credit Agreement. Such Person hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Lenders contained in the Credit Agreement.

Section 8.        Existing Revolving Loans. If any Revolving Loans are outstanding on the First Amendment Effective Date, (a) each Increasing Lender under the Revolving Credit Facility hereby agrees to make Revolving Loans, the proceeds of which shall be applied by the Administrative Agent to prepay the Revolving Loans of the existing Revolving Lenders prior to giving effect to the Amendment, in an amount necessary such that after giving effect thereto the outstanding Revolving Loans are held ratably among all of the Revolving Lenders and (b) the Borrower shall pay any amount required pursuant to Section 3.05 of the Credit Agreement as a result of any such prepayment of such Revolving Loans of the existing Revolver Lenders.
Section 9.        Amendment is a “Credit Document”. This Amendment is a Credit Document and all references to a “Credit Document” in the Credit Agreement and the other Credit Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Credit Documents) shall be deemed to include this Amendment.
Section 10.      Full Force and Effect. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.
Section 11.     Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the syndication of the First Amendment Increases provided for herein, including the reasonable fees and expenses of Cadwalader, Wickersham & Taft, LLP.
Section 12.     Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery by any party hereto of an executed counterpart of this Amendment by facsimile or other electronic imaging shall be effective as such party’s original executed counterpart.
Section 13.     Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law.
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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

Griffin-American Healthcare REIT IV Holdings, LP, a Delaware limited partnership

By:	Griffin-American Healthcare REIT IV, Inc. a Maryland corporation, its General Partner

By:	/s/ Brian S. Peay
Name:	Brian S. Peay
Its:	Chief Financial Officer

PARENT:

Griffin-American Healthcare REIT IV, Inc., a Maryland corporation

By:	/s/ Brian S. Peay
Name:	Brian S. Peay
Its:	Chief Financial Officer

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

SUBSIDIARY GUARANTORS:
GAHC4 Auburn CA MOB, LLC,
GAHC4 Pottsville PA MOB, LLC,
GAHC4 Charlottesville VA MOB, LLC,
GAHC4 Cullman AL MOB III, LLC,
GAHC4 Iron MOB Portfolio, LLC,
GAHC4 Mint Hill NC MOB GP, LLC,
GAHC4 Lafayette LA ALF Portfolio, LLC,
GAHC4 Evendale OH MOB, LLC,
GAHC4 Battle Creek MI MOB, LLC,
GAHC4 Reno NV MOB Sole Member, LLC,
GAHC4 Athens GA MOB Portfolio, LLC,
GAHC4 SW Illinois Senior Housing Portfolio, LLC,
GAHC4 Northern CA Senior Housing Portfolio, LLC,
GAHC4 Roseburg OR MOB Sole Member, LLC,
GAHC4 Fairfield County CT MOB Portfolio, LLC,
GAHC4 Central Wisconsin SC Portfolio, LLC,
GAHC4 Peninsula FL JV Partner, LLC,
GAHC4 Missouri SNF Portfolio, LLC,
GAHC4 Edmonds WA MOB, LLC,
GAHC4 Glendale WI MOB, LLC,
GAHC4 Grand Junction CO MOB, LLC,
GAHC4 Sauk Prairie WI MOB Member, LLC,
GAHC4 Surprise AZ MOB, LLC,
GAHC4 Pinnacle SH JV Partner, LLC,
GAHC4 Flemington NJ MOB Portfolio, LLC
GAHC4 Michigan ALF Portfolio, LLC
GAHC4 Lawrenceville GA MOB II, LLC
GAHC4 Mill Creek WA MOB, LLC
GAHC4 Modesto CA MOB, LLC
GAHC4 Lithonia GA MOB, LLC
GAHC4 Bloomington IL MOB, LLC
GAHC4 Blue Badger MOB Portfolio, LLC
GAHC4 Great Nord MOB Portfolio, LLC
GAHC4 Memphis TN MOB, LLC
GAHC4 Overland Park KS MOB, LLC
GAHC4 West Des Moines IA SNF, LLC
each, a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

GAHC4 Cullman AL MOB I, LLC,
GAHC4 Cullman AL MOB II, LLC,
GAHC4 Sylacauga AL MOB, LLC,
each, a Delaware limited liability company

By:	GAHC4 Iron MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

GAHC4 Marysville OH MOB, LLC,
a Delaware limited liability company

By:	GAHC4 Blue Badger MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

GAHC4 Mint Hill NC MOB, LP,
a Delaware limited partnership

By:	GAHC4 Mint Hill NC MOB GP, LLC,
a Delaware limited liability company,
its General Partner

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

GAHC4 Lafayette LA ALF, LLC,
GAHC4 Lafayette LA MC, LLC,
each, a Delaware limited liability company

By:	GAHC4 Lafayette LA ALF Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

GAHC4 Reno NV MOB, LLC,
a Delaware limited liability company

By:	GAHC4 Reno NV MOB Sole Member, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

GAHC4 Athens GA MOB I, LLC,
GAHC4 Athens GA MOB II, LLC,
each, a Delaware limited liability company

By:	GAHC4 Athens MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

GAHC4 Columbia IL SH, LLC,
GAHC4 Columbia IL MC, LLC,
GAHC4 Millstadt IL SH, LLC,
GAHC4 Red Bud IL SH, LLC,
GAHC4 Waterloo IL SH, LLC,
each, a Delaware limited liability company

By:	GAHC4 SW Illinois Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

GAHC4 Chesterton IN MOB, LLC,
GAHC4 Crown Point IN MOB, LLC
GAHC4 Plymouth MN MOB, LLC,
GAHC4 Tinley Park IL MOB, LLC,
each, a Delaware limited liability company

By:	GAHC4 Great Nord MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

GAHC4 Belmont CA ALF, LLC,
GAHC4 Fairfield CA MC, LLC,
GAHC4 Menlo Park CA MC, LLC,
GAHC4 Sacramento CA ALF, LLC,
each, a Delaware limited liability company

By:	GAHC4 Northern CA Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Roseburg OR MOB, LLC,
a Delaware limited liability company

By:	GAHC4 Roseburg OR MOB Sole Member, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

GAHC4 Stratford CT MOB, LLC,
GAHC4 Trumbull CT MOB, LLC,
each, a Delaware limited liability company

By:	GAHC4 Fairfield County CT MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

GAHC4 Sun Prairie WI SC, LLC,
GAHC4 Waunakee WI SC, LLC,
each, a Delaware limited liability company

By:	GAHC4 Central Wisconsin SC Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

GAHC4 Peninsula FL JV, LLC,
a Delaware limited liability company

By:	GAHC4 Peninsula FL JV Partner, LLC,
a Delaware limited liability company,
its Managing Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

GAHC4 Central FL Senior Housing Portfolio, LLC,
a Delaware limited liability company

By:	GAHC4 Peninsula FL JV, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV Partner, LLC,
a Delaware limited liability company,
its Managing Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

GAHC4 Bayside FL SH, LLC,
GAHC4 Grande FL SH, LLC,
GAHC4 Spring Oaks FL SH, LLC,
GAHC4 Balmoral FL SH, LLC,
GAHC4 Bradenton FL SH, LLC,
GAHC4 Lake Morton FL SH, LLC,
GAHC4 Renaissance FL SH, LLC,
GAHC4 Spring Haven FL SH, LLC,
GAHC4 Forest Oaks FL SH, LLC,
each, a Delaware limited liability company

By:	GAHC4 Central FL Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV Partner, LLC,
a Delaware limited liability company,
its Managing Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

GAHC4 Salisbury MO SNF, LLC,
GAHC4 Sedalia MO SNF, LLC,
GAHC4 St. Elizabeth MO SNF, LLC,
GAHC4 Trenton MO SNF, LLC,
GAHC4 Florissant MO SNF, LLC,
GAHC4 Kansas City MO SNF, LLC,
GAHC4 Milan MO SNF, LLC,
GAHC4 Moberly MO SNF, LLC,
each, a Delaware limited liability company

By:	GAHC4 Missouri SNF Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

GAHC4 Sauk Prairie WI MOB, LLC,
a Delaware limited liability company

By:	GAHC4 Sauk Prairie WI MOB Member, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

GAHC4 Pinnacle SH JV, LLC,
a Delaware limited liability company

By:	GAHC4 Pinnacle SH JV Partner, LLC,
a Delaware limited liability company,
its Managing Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

GAHC4 Pinnacle Senior Housing Portfolio, LLC,
a Delaware limited liability company

By:	GAHC4 Pinnacle SH JV, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Pinnacle SH JV Partner, LLC,
a Delaware limited liability company,
its Managing Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

GAHC4 Beaumont TX ALF, LLC,
GAHC4 Warrenton MO ALF, LLC,
each, a Delaware limited liability company

By:	GAHC4 Pinnacle Senior Housing Portfolio, LLC
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Pinnacle SH JV, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Pinnacle SH JV Partner, LLC,
a Delaware limited liability company,
its Managing Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

GAHC4 Flemington Sand Hill NJ MOB, LLC,
GAHC4 Flemington 1 Wescott NJ MOB, LLC,
each, a Delaware limited liability company

By:	GAHC4 Flemington NJ MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

GAHC4 Holland MI ALF, LLC,
GAHC4 Howell MI ALF, LLC,
GAHC4 Lansing MI ALF, LLC,
GAHC4 Riverside Grand Rapids MI ALF, LLC,
GAHC4 Wyoming MI ALF, LLC,
each, a Delaware limited liability company

By:	GAHC4 Michigan ALF Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Henry Pennell
Name:	Henry Pennell
Title:	Vice President

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

BANK OF AMERICA, N.A., as a Lender, an L/C Issuer, Swing Line Lender and an Issuing Lender

By:	/s/ Bhavesh Raicha
Name:	Bhavesh Raicha
Title:	Vice President

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

KEYBANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By:	/s/ Eric Hafertepen
Name:	Eric Hafertepen
Title:	Vice President
Real Estate Capital

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

CITIZENS BANK, N.A., as a Lender and an Issuing Lender

By:	/s/ Nan E. Delahunt
Name:	Nan E. Delahunt
Title:	Vice President

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

FIFTH THIRD BANK, an Ohio banking corporation, as a Lender and an Issuing Lender

By:	/s/ John Kang
Name:	John Kang
Title:	Director

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

COMERICA BANK, as a Lender

By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Vice President

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

HANCOCK WHITNEY BANK, as a Lender and an Issuing Lender

By:	/s/ Joshua N. Livingston
Name:	Joshua N. Livingston
Title:	Duly Authorized Signatory

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Eva S. McQuillen
Name:	Eva S. McQuillen
Title:	Vice President

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ Christopher Rollmann
Name:	Christopher Rollmann
Title:	Senior Vice President

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

BANK OF THE WEST, as the New Lender

By:	/s/ Benjamin Arroyo
Name:	Benjamin Arroyo
Title:	Vice President

By:
Name:
Title:

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV

BANK OF THE WEST, as the New Lender

By:
Name:
Title:

By:	/s/ Annette Connell
Name:	Annette Connell
Title:	Vice President

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT
GRIFFIN IV